Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products



David A. Diamond, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 15, 2006 and remains in effect until revoked or revised.


                                                    /s/ David A. Diamond
                                                    David A. Diamond
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products



Anthony J. Principi, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective May 18, 2005 and remains in effect until revoked or revised.


                                                   /s/ Anthony J. Principi
                                                   Anthony J. Principi, Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products



Daniel P. Neary, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2005 and remains in effect until revoked or revised.


                                                       /s/ Daniel P. Neary
                                                       Daniel P. Neary
                                                       Chairman of the Board and
                                                       Chief Executive Officer

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products



Hugh W. Hunt, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective April 1, 2004 and remains in effect until revoked or revised.



                                                          /s/ Hugh W. Hunt
                                                          Hugh W. Hunt, Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products



Samuel L. Foggie Sr., whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                                       /s/ Samuel L. Foggie, Sr.
                                                       Samuel L. Foggie Sr.
                                                       Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Carol B. Hallett, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                                            /s/ Carol B. Hallett
                                                            Carol B. Hallett
                                                            Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products



Jeffrey M. Heller, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                                          /s/  Jeffrey M. Heller
                                                          Jeffrey M. Heller
                                                          Director

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products



Tommie D. Thompson, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                       /s/  Tommie D. Thompson
                                       Tommie D. Thompson
                                       Executive Vice President, Comptroller and
                                       Treasurer

                                Power of Attorney

                                 With Respect To

                     United of Omaha Life Insurance Company

              Variable Annuity and Variable Life Insurance Products



Richard W. Mies, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2002 and remains in effect until revoked or revised.



                                                             /s/ Richard W. Mies
                                                             Richard W. Mies
                                                             Director

                               Power of Attorney

                                With Respect To

                     United of Omaha Life Insurance Company

             Variable Annuity and Variable Life Insurance Products




James G. McFarlane, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 1, 2003 and remains in effect until revoked or revised.



                                                          /s/ James G. McFarlane
                                                          James G. McFarlane
                                                          Director